UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2006

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14762 (Commission File Number)	36-3858106 (I.R.S. Employer Identification Number)

3250 Lacey Road, Suite 600, Downers Grove, Illinois 60515

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 663-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a – 12)
[	] Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d(b))
[	] Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e – 4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 29, 2006, the Compensation and Leadership Development Committee of the Board of Directors (the “Committee”) of The ServiceMaster Company (“ServiceMaster”) established the 2006 performance goals of Jonathan P. Ward, its Chairman and Chief Executive Officer, under the ServiceMaster Annual Bonus Plan (the “Plan”). The Plan was approved by ServiceMaster’s shareholders on May 21, 2003.

Mr. Ward’s annual bonus target under the Plan for 2006 is 150% of his base salary, or $1,216,688 with a maximum payout of 175% of his salary, or $1,419,469. Mr. Ward’s 2006 performance goals include financial measures. Mr. Ward’s actual payout under the Plan will be based on ServiceMaster’s performance related to: (1) achievement of budgeted earnings per share and (2) revenue growth. No payment will be earned if performance is below pre-determined performance targets. For 2006, 80% of Mr. Ward’s annual bonus target is based on achieving budgeted earnings per share and 20% is based on revenue growth.

The Committee also established a 2006 financial performance goal of its most highly compensated executive officers (other than Mr. Ward) for ServiceMaster’s last completed fiscal year (the “Named Executive Officers”) under the Plan. Each Named Executive Officer’s annual bonus target under the Plan for 2006 is 100% of his base salary, with a maximum payout of 120% of his salary. For 2006, 80% of each Named Executive Officer’s annual bonus target is based on achieving budgeted earnings per share. In addition, 20% of each Named Executive Officer’s annual bonus target is based on the achievement of individually established performance goals and targets. These goals and targets vary by Named Executive Officer depending on areas of responsibilities and are approved by the Chairman and Chief Executive Officer.

The Committee also established the 2006 performance goal and target under the Corporate Performance Plan (the “CPP”). The CPP is subject to shareholder approval at the 2006 annual meeting of shareholders. A total of 10,000 units, with a per unit target of $700 in 2006, is available under the CPP and allocated annually to participants. Mr. Ward’s annual target payout under the CPP is $700,000. For 2006, Mr. Ward’s and each Named Executive Officer’s CPP payout will be based on achieving greater than 80% of budgeted pre-tax income from continuing operations. If ServiceMaster achieves less than 80% of the budgeted pre-tax income from continuing operations, Mr. Ward’s and each Named Executive Officer’s amount earned under the CPP will be zero. For Mr. Ward and each Named Executive Officer, the maximum payout is 120% of the target payout.

Item 9.01. Financial Statements and Exhibits
(c)	Exhibits.
10.1

ServiceMaster Annual Bonus Plan is incorporated by reference to Exhibit C to the April 16, 2003 Proxy Statement relating to The ServiceMaster Company’s 2003 Annual Meeting of Shareholders held May 21, 2003.

	10.2	Corporate Performance Plan, formerly known as the 2001 Long-Term Performance Award Plan, is incorporated by reference to Exhibit A to ServiceMaster’s Proxy Statement dated March 24, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2006	THE SERVICEMASTER COMPANY
By: /s/ Jim L. Kaput
Jim L. Kaput
Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.1

ServiceMaster Annual Bonus Plan is incorporated by reference to Exhibit C to the April 16, 2003 Proxy Statement relating to The ServiceMaster Company’s 2003 Annual Meeting of Shareholders held May 21, 2003.

10.2	Corporate Performance Plan, formerly known as the 2001 Long-Term Performance Award Plan, is incorporated by reference to Exhibit A to ServiceMaster’s Proxy Statement dated March 24, 2006.

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